UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2026

REVIVA PHARMACEUTICALS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38634	85-4306526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10080 N Wolfe Road, Suite SW3-200, Cupertino, CA	95014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 501-8881

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RVPH	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On April 15, 2026, Reviva Pharmaceuticals Holdings, Inc. (“Reviva” or the “Company”) issued a letter to shareholders announcing certain business updates, including in connection with the Company’s program for the development of brilaroxazine for the treatment of schizophrenia and regarding the Company’s intellectual property strategy. A copy of the letter to shareholders is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K under Item 7.01, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 8.01.	Other Events.

Brilaroxazine Program and Intellectual Property Updates

As described in Item 7.01 of this Current Report on Form 8-K, on April 15, 2026, the Company issued a letter to shareholders announcing certain business updates, including in connection with the Company’s program for the development of brilaroxazine for the treatment of schizophrenia and regarding the Company’s intellectual property strategy.

The Company announced certain efforts centered on extending the long-term value of the brilaroxzine program and preparing for the next phase of development. A component of that strategy is the Company’s effort to extend patent life and commercial exclusivity for brilaroxazine, potentially through 2046. To support this objective, the Company has filed a composition of matter patent application on a new form of brilaroxazine and will be pursuing an accelerated review process for that application.

Based on the preclinical development package for this new form of brilaroxazine, the Company is preparing to seek U.S. Food & Drug Administration (“FDA”) alignment on using this new form of brilaroxazine product in the Company’s future new drug application (“NDA”) submission. This would include switching the active pharmaceutical ingredient (API) of brilaroxazine and its formulation in the second Phase 3 trial in schizophrenia. The Company believes this type of change is not uncommon in the pharmaceutical industry during late-stage development and prior to NDA filing, particularly when it may strengthen lifecycle management and long-term intellectual property. The Company is optimistic about receiving FDA alignment on this strategy, with feedback expected mid-year 2026.

If successful, this initiative has the potential to meaningfully extend the commercial exclusivity of brilaroxazine and strengthen the Company’s ability to realize the full value of the program over time. Importantly, a longer exclusivity runway could enhance the opportunity to develop brilaroxazine not only in schizophrenia, but also in bipolar disorder, major depressive disorder, and other potential high-value indications. The Company believes this strategy could materially increase the long-term value of the asset and further improve its attractiveness in future investment and strategic partnering discussions.

At the same time, the Company is moving forward with preparations for the second Phase 3 trial of brilaroxazine in schizophrenia, RECOVER-2. The Company expects to initiate trial related activities in Q2 2026 and begin patient enrollment in the United States in Q3 2026. As previously reported, the FDA has already cleared the protocol for this trial, and the Company currently expects study completion in Q4 2027.

Risk Factors Update

The Company hereby updates and supplements its Risk Factor disclosure, as set forth in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the Securities and Exchange Commission on March 30, 2026, by adding the below updated supplemental Risk Factor as follows:

The Company is heavily dependent on the success of brilaroxazine, its only advanced product candidate, which is still under clinical development, and if brilaroxazine does not receive regulatory approval or is not successfully commercialized, the Company’s business will be harmed.

The Company currently has no products that are approved for commercial sale and may never be able to develop marketable drug products. The Company expects that a substantial portion of its efforts and expenditures in the foreseeable future will be devoted to brilaroxazine. The Company’s only other product candidate is RP1208, which is in the pre-clinical phase. The Company does not expect to allocate a significant portion of its efforts or resources to the clinical trials or development of this product candidate in the foreseeable future. Accordingly, the Company’s business currently depends heavily on the successful development, regulatory approval and commercialization of brilaroxazine. The Company cannot be certain that brilaroxazine will receive regulatory approval or be successfully commercialized even if the Company receives regulatory approval. The research, testing, manufacturing, labeling, approval, sale, marketing and distribution of drug products are and will remain subject to extensive regulation by the FDA and other regulatory authorities in the United States and other countries that each have differing regulations. The Company is not permitted to market brilaroxazine in the United States until it receives approval of a new drug application, or NDA, from the FDA, or in any foreign countries until it receives the requisite approval from such countries. The Company has not submitted an NDA to the FDA or comparable applications to other regulatory authorities and does not expect to be in a position to do so for the foreseeable future. Obtaining approval of an NDA is an extensive, lengthy, expensive and inherently uncertain process, and the FDA may delay, limit or deny approval of brilaroxazine and the Company’s other product candidates for many reasons, including:

●	the Company may not be able to demonstrate that brilaroxazine is safe and effective as a treatment for the Company’s targeted indications to the FDA’s satisfaction;

●
the FDA may require additional Phase 3 trials of brilaroxazine in schizophrenia, including in connection with the Company’s plan to switch to a new form of brilaroxazine in the Phase 3 RECOVER-2 trial, which would increase the Company’s costs and prolong brilaroxazine’s development;

●	the results of the Company’s clinical trials may not meet the level of statistical or clinical significance required by the FDA for marketing approval;
●	the FDA may disagree with the number, design, size, conduct or implementation of the Company’s clinical trials;
●
the contract research organizations, or CROs, that the Company retains to conduct clinical trials may take actions outside of the Company’s control that materially adversely impact the Company’s clinical trials;

●	the FDA may not find the data from preclinical studies and clinical trials sufficient to demonstrate that the clinical and other benefits of brilaroxazine outweigh its safety risks;
●	the FDA may disagree with the Company’s interpretation of data from its preclinical studies and clinical trials or may require that the Company conduct additional studies;
●	the FDA may not accept data generated at the Company’s clinical trial sites;
●
if the Company’s NDA is reviewed by an advisory committee, the FDA may have difficulties scheduling an advisory committee meeting in a timely manner or the advisory committee may recommend against approval of the Company’s application or may recommend that the FDA require, as a condition of approval, additional preclinical studies or clinical trials, limitations on approved labeling or distribution and use restrictions;

●	the FDA may require development of a risk evaluation and mitigation strategy, or REMS, as a condition of approval;
●	the FDA may identify deficiencies in the manufacturing processes or facilities of the Company’s third-party manufacturers; or
●	the FDA may change its approval policies or adopt new regulations.

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 hereto, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act, as amended, including those relating to statements regarding the Company’s expectations for future periods, anticipated business and financial performance, projections, trends; statements regarding the Company's positioning, its strategies, future progress, plans, goals, focuses and initiatives, and the expected timing and potential benefits thereof; and including statements regarding Company’s efforts to strengthen its capital position, balance sheet and cash position, preserve strategic flexibility, focus on long-term value, and support the Company’s development priorities; statements about the Company’s estimated cash position and projected cash runway; statements about brilaroxazine, including realizing the full potential thereof in schizophrenia and potentially other indications, and advancing the product through key regulatory and clinical milestones; statements about evaluating strategic alternatives as the Company seeks to maximize the value of brilaroxazine and preserve optionality for stockholders; statements about opportunity ahead and the clinical profile of brilaroxazine and its potential; statements about the Company’s plans and intentions for extending the long-term value of the brilaroxazine program and preparing for the next phase of development, including with respect to extending patent life and commercial exclusivity; statements about plans and intentions for switching to a new form of brilaroxazine product, seeking FDA alignment, future NDA submission, and expected timing, results and benefits of the Company’s strategy; and statements about the planned RECOVER-2 Phase 3 trial of brilaroxazine in schizophrenia, and the anticipated timing thereof; statements regarding the Company’s expectations about the anticipated clinical profile of its product candidates, including anticipated efficacy or safety profile; the Company’s expectations, intentions or beliefs regarding matters including product development and clinical trial plans, clinical and regulatory timelines and expenses, planned or potential additional trials and the timing thereof, planned or intended regulatory submissions and the timing thereof, the timing of availability of additional data or initiation of additional trials, trial results, market opportunity, costs of additional trials including statements about estimated costs, and the risk that the actual cost of trials and the Company’s actual expenses may be higher than the Company projects in its estimates; statements about ability to raise sufficient funding, including in an amount sufficient to support the Company’s intended additional trials, statements about expected approvals or the timing at which approval might be anticipated; statements about competitive position, possible or assumed future results of operations, business strategies, potential opportunities for development including partnerships, growth or expansion opportunities and other statements that are predictive in nature; and other statements about the Company’s goals, plans, strategies, initiatives, and projections about future performance and expected results. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which the Company operates and management’s current beliefs and assumptions.

These statements may be identified by the use of forward-looking expressions, including, but not limited to, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential, “predict,” “project,” “should,” “would” and similar expressions and the negatives of those terms. These statements relate to future events or the Company’s financial performance and involve known and unknown risks, uncertainties, and other factors, on the Company’s operations, clinical development and clinical trial plans, timelines and estimates, which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and the Company’s other filings from time to time with the Securities and Exchange Commission. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following Exhibit 99.1 is furnished with this report:

Exhibit No.	Description
99.1	Letter to Shareholders issued by Reviva Pharmaceuticals Holdings, Inc., dated April 15, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVIVA PHARMACEUTICALS HOLDINGS, INC.

Dated: April 15, 2026	By:	/s/ Narayan Prabhu
	Name: Title:	Narayan Prabhu Chief Financial Officer